As filed with the Securities and Exchange
Commission on November 25, 2022
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Northwest Biotherapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2022
Dear Stockholder:
You are hereby cordially invited to attend the 2022 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., (the “Company”) which will be held on Friday, December 30, 2022 at 1:30 p.m. (local time) at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting.
Stockholders may attend the Annual Meeting in person, or may connect from a remote location through an audio-only link to the Annual Meeting (as explained below). Prior to the meeting, the Company will issue a notice with information on how to access the audio-only connection. Stockholders who cannot attend the Annual Meeting will need to vote prior to the meeting as the audio-only link will not enable voting during the meeting.
Following the Annual Meeting, there will be an informal discussion period as time permits. Stockholders may submit written questions to the Company prior to 6:00 p.m. Eastern Time on Tuesday, December 27, 2022.
We are holding the Annual Meeting for the following purposes:
1.
To elect two members to our Board of Directors to serve as Class III Directors for a term of three years;

2.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
To ratify the same stock option awards that were made to the Company’s executive officers in 2020 and for which the stockholders already voted in favor in an advisory vote by stockholders at last year’s 2021 Annual Meeting;

4.
To approve, on an advisory basis, the Company’s executive compensation;

5.
To approve the previously reported option awards made in 2020 to the independent directors on the Company’s Board of Directors;

6.
To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase our authorized shares of common stock, by 500,000,000 from 1,200,000,000 to 1,700,000,000, par value $0.001 per share (the “Common Stock”); and

7.
To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at this Annual Meeting.
Only stockholders of record on our books at the close of business on October 31, 2022 will be entitled to attend and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. For 10 days prior to the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the Annual Meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.
The items to be considered are summarized in this Notice of the Annual Meeting of Stockholders and more fully described in this Proxy Statement. The Notice of the Annual Meeting of Stockholders, the Proxy

Statement and the enclosed proxy card are first being mailed and made available starting on or about December [      ], 2022 to all record holders of shares of our common stock as of the close of business on October 31, 2022. Shares of our common stock represented by proxies will be voted as described in the Proxy Statement or as specified by each stockholder.
A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021 which contains our consolidated financial statements for the fiscal year ended December 31, 2021, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2021 Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021 are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Georgeson LLC:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 821-2550
Monday through Friday, 9:00 AM EDT – 11:00 PM EDT
Saturday, 12:00 PM EDT – 6:00 PM EDT
We strongly recommend voting before the Annual Meeting, even if you plan to attend the meeting in person, to avoid any last minute issues relating to the identification of the shares.
All stockholders may vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC. The attached proxy statement provides more information regarding the attendance and voting procedures.
A beneficial stockholder whose shares are held through an intermediary banker/broker, rather than at Computershare, also has two other voting options in addition to the option to vote by calling or being called by Georgeson:
•
The first additional voting option is to vote prior to the meeting through their banker/broker.

•
The second additional voting option is to fill out the Voter Information Form (VIF) included in the proxy statement materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then submit that legal proxy to Computershare. If you are using this method, we request that you submit your vote before 6:00 p.m., Eastern Time on Tuesday, December 27, 2022. It may take a number of days to receive the legal proxy after application.

Stockholders who attend the Annual Meeting in person may also vote at the meeting.
We strongly recommend that all stockholders vote through the proxy solicitor as this method is much faster, easier, has far less steps, and is generally more efficient than the VIF form method.
This proxy statement subsequently provides more details and numbers to call with any questions concerning procedures for the Annual Meeting.
The Company also stands ready to help in any way.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
December [XX], 2022

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE ONLINE, BY PHONE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON DECEMBER 30, 2022:
The Notice of Annual Meeting and Proxy Statement and 2021 Annual Report is available at: http://www.edocumentview.com/NWBO

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2022
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Friday, December 30, 2022 at 1:30 p.m. Eastern Time, and any adjournments or postponements of the Annual Meeting.
The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on October 31, 2022 will be entitled to attend and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on October 31, 2022, we had 1,052,853,970 shares of common stock outstanding and 972,700 shares of preferred stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Each share of preferred stock entitles the record holder to twenty-five votes on each matter to be voted upon at the Annual Meeting. Copies of the Notice of the Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and the 2021 Annual Report will be mailed to stockholders of record on or about December [XX], 2022. Exhibits to the 2021 Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.
Attending the Annual Meeting and Voting
Only stockholders of record on our books at the close of business on October 31, 2022 will be entitled to attend and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Stockholders may attend the Annual Meeting in person, or may connect from a remote location through an audio-only link to the Annual Meeting. Prior to the Annual Meeting, the Company will issue a notice with information on how to access the audio-only connection.
Stockholders who cannot attend the Annual Meeting will need to vote prior to the meeting, using the procedures described below, as the audio-only link will not enable voting during the meeting.
If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot upon your arrival. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 31, 2022, the record date for voting. If you plan to vote in person at the meeting, please bring valid identification. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
Voting Procedures
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy online, by telephone using the toll-free number listed on the enclosed proxy card, or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote online or by telephone, please do not also mail the enclosed proxy card. If you return your proxy to the Company, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board on each of the Proposals. If other matters come before the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting.
All stockholders may vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC, or by contacting Georgeson. The contact information is as follows:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 821-2550
Monday through Friday, 9:00 AM EDT – 11:00 PM EDT
Saturday, 12:00 PM EDT – 6:00 PM EDT
A beneficial stockholder whose shares are held through an intermediary banker/broker, rather than at Computershare, also has two other voting options in addition to the option to vote by calling or being called by Georgeson:
•
The first additional voting option is to vote prior to the meeting through their banker/broker.

•
The second additional voting option is to fill out the Voter Information Form (VIF) included in the proxy statement materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then submit that legal proxy to Computershare. If you are using this method, we request that you submit your vote before 6:00 p.m., Eastern Time on Tuesday, December 27, 2022. It may take a number of days to receive the legal proxy after application.

Stockholders who attend the Annual Meeting in person may also vote at the Meeting.
We strongly recommend that all stockholders vote through the proxy solicitor as this method is much faster, easier, has far less steps, and is generally more efficient than the VIF form method.
We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. The Company has retained Georgeson LLC to solicit proxies for the Annual Meeting, and may use the services of other third-parties to solicit proxies for the Annual Meeting (in which case the Company may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Annual Meeting will not itself be deemed to revoke your proxy unless you vote at the Annual Meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting of stockholders. A majority of shares entitled to vote generally in the election of directors at the Annual Meeting which are present online at the Annual Meeting or represented by proxy shall constitute a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required for Approval; Broker Non-Votes
Each share of Common Stock is entitled to one vote on the matters to be voted on at the Annual Meeting, and each share of Preferred Stock is entitled to twenty-five votes on the matters to be voted on at the Annual Meeting. As of October 31, 2022, there were 1,052,853,970 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting, and 972,700 shares of Preferred Stock entitled to vote at the Annual Meeting.
For Proposal No. 1, the directors will be elected by a plurality of all votes properly cast at the Annual Meeting, assuming a quorum is present. For Proposal 2, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For Proposal 3, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to re-approve and ratify the same option awards to the Company’s named executive officers that were made in 2020 and were already approved in an advisory vote of stockholders at the Annual Meeting last year. For Proposal 4, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. For Proposal No. 5, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the previously reported 2020 option awards to the Company’s independent directors of the Board of Directors. For Proposal No. 6, the affirmative vote of a majority of all outstanding shares entitled to vote at the Meeting, and also the affirmative vote of a majority of our outstanding Common Stock entitled to vote at the Annual Meeting voting as a separate class, are required to approve the amendment to our Certificate of Incorporation to increase our authorized shares of common stock by 500,000,000, from 1,200,000,000 to 1,700,000,000.
With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for,” “against” or “abstaining” with respect to such routine matters.
With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted “for,” “against,” “abstaining” or “withheld from” with respect to such non-routine matters.
For Proposals No. 1 through No. 5, abstentions and broker non-votes, if any, will have no effect with respect to such matters. For Proposal No. 6, broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” such matter.
Proxy Solicitation
The Company has retained the services of Georgeson LLC, and may retain the services of other third-parties, to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services to be rendered by Georgeson LLC is estimated to be $61,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.
Householding
Stockholders of record who reside at the same address will receive a single copy of our 2021 Annual Report, Proxy Statement and Notice of the Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.

If you receive multiple copies of our 2021 Annual Report, Proxy Statement and Notice of the Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below, and we will modify our future mailings in accordance with your request. If you hold your shares in “street name,” you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Directors and Nominee for Director
We have a classified Board of Directors currently consisting of two Class I Directors (Dr. Alton L. Boynton and Ambassador J. Cofer Black), one Class II Director (Mr. Jerry Jasinowski) and two Class III Directors (Ms. Linda F. Powers and Dr. Navid Malik). Ms. Powers and Dr. Malik were elected in February 2019 as Class III Directors, each to serve for a three-year term that expires at the Annual Meeting.
At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, two Class III Directors will be presented to the stockholders for election to a three-year term that expires at the Annual Meeting to be held in 2023. The Class I Directors were elected to a three-year term in April 2020 and the Class II Director was elected to a three-year term in May 2021.
The persons named in the enclosed proxy will vote to elect each of Ms. Powers and Dr. Malik as a Class III director unless your proxy is marked otherwise. Ms. Powers and Dr. Malik have each indicated his or her willingness to serve, if elected. If Ms. Powers or Dr. Malik should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Ms. Powers and Dr. Malik will be unable to serve if elected.
Set forth below is the name and age of each member of our Board (including Ms. Powers and Dr. Malik, the nominees for election as Class III directors), and the positions and offices held by them, their principal occupation and business experience during at least the past five years, the names of other publicly held companies of which they serve as a director and the year of the commencement of their term as a member of our Board.
Vote Required for Approval
Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class III nominees receiving the highest number of votes cast will be elected.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your shares of common stock will be voted for the election of the nominee named in this proxy statement.
If you are a beneficial owner of shares of common stock held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.
Recommendation
We recommend that you vote FOR Ms. Linda F. Powers and Dr. Navid Malik as Class III Directors.
Family Relationships
There are no family relationships between any of our directors or executive officers.

Directors
Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of October 31, 2022 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Linda F. Powers	67	Class III Director, Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer
J. Cofer Black	72	Class I Director
Dr. Alton L. Boynton	78	Class I Director, Chief Scientific Officer
Jerry Jasinowski	83	Class II Director
Dr. Navid Malik	53	Class III Director
Director Biographies
Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007, Chief Executive Officer and President since June 8, 2011 and Chief Financial and Accounting Officer since June 8, 2020. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III from 2010 to 2018. She also has over 16 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers is or was previously a Board member of the Rosalind Franklin Society, M2GEN (an affiliate of Moffitt Cancer Center) and the Chinese Biopharmaceutical Association. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional thirteen years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and was appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.
Dr. Navid Malik.   Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik is currently Head of Research and an Executive Director at The Life Sciences Division, a UK Investment Bank (since 2018). From January 2012 to December 2015, Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.
J. Cofer Black.   Ambassador Black was appointed to the Board of Directors in January 2016. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. In addition to serving on company and bank boards, he presently serves as an independent consultant. Between 2009 and 2016, he served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002 – 2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and an M.A. in International Affairs from the University of Southern California in 1974. We believe Ambassador Black’s background and experience in business management and information technology make him well qualified to serve as a Director.
Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.
Jerry Jasinowski.   Mr. Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the boards of directors of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to its charter, the Audit Committee of our Board has appointed the firm Cherry Bekaert LLP (“Cherry Bekaert”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Cherry Bekaert was engaged on January 21, 2021 as the Company’s new independent registered public accounting firm to serve for the year ended December 31, 2020 as our independent registered public accounting firm. Marcum LLP (“Marcum”) served as our independent registered public accounting firm for fiscal 2020 from January 1, 2020 through the period ended September 30, 2020. The change was approved by the Audit Committee and was intended to lower the Company’s audit and audit related expenses. Marcum had served as our independent registered public accounting firm since July 15, 2013.
While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment for the fiscal year ending December 31, 2022. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.
Vote Required for Ratification
Ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
Voting by the Proxies
The proxies will vote your shares of Common Stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your shares of common stock will be voted for the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Recommendation
The Board unanimously recommends that you vote FOR the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL NO. 3 — RATIFICATION OF THE SAME OPTION AWARDS THAT WERE MADE IN 2020 TO THE NAMED EXECUTIVE OFFICERS AND FOR WHICH THE STOCKHOLDERS ALREADY VOTED IN FAVOR IN AN ADVISORY VOTE AT LAST YEAR’S ANNUAL MEETING
General
As previously reported, in 2020 as part of its annual evaluation and determination of the compensation for our executive officers, the Compensation Committee and independent members of the Board approved certain option awards, which, as explained below, were granted for service to the Company and progress achieved during the years 2018, 2019 and 2020 (the “2020 Executive Options”).
The 2020 Executive Options awarded to Ms. Powers and Mr. Goldman were described in detail in the executive compensation disclosure provided in the proxy statement last year for the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). And, at the 2021 Annual Meeting, the Company’s stockholders voted overwhelmingly (approximately 90% of the votes) to approve, via its Say on Pay advisory vote, the compensation paid to our Named Executive Officers in 2020, which included the 2020 Executive Options awarded to Ms. Powers and Mr. Goldman.
Despite the overwhelming stockholder approval of the 2020 Executive Options, covering for 2018, 2019, certain parties have brought litigation seeking to revoke and cancel these Options. This litigation seeks to overturn the views of all of the stockholders who voted at last year’s Annual Meeting. If the litigation proceeds, it will divert significant management time and attention, and significant Company resources, away from other Company priorities and operations.
Accordingly, the Board of Directors is asking stockholders to ratify the 2020 Executive Options.
Summary of Lawsuit
In June 2022, an alleged stockholder filed a consolidated derivative lawsuit in the Delaware Court of Chancery against the Company, its individual directors and certain executives, seeking to have the 2020 Executive Options revoked and cancelled. Despite acknowledging that the 2020 Executive Options have already been approved by the Company’s Compensation Committee and independent Board members, and for which stockholders already voted in favor (with nearly 90% of the votes) in their advisory Say on Pay vote at last year’s Annual Meeting, the complaint still seeks to dispute the appropriateness of the 2020 Executive Options awarded to Ms. Powers, Mr. Goldman and Dr. Boynton. In addition, although the equity compensation to the Directors is subject to stockholder approval and the process for that approval has not yet taken place, the lawsuit also seeks to dispute the 2020 options to the independent directors.
Determination of Our Executive Officer Compensation
Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, market factors and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.
In 2020, as part of its evaluation and determination of the compensation for our executive officers, the Compensation Committee granted the 2020 Executive Options to our executive officers for service to the Company and progress achieved during the years 2018, 2019 and 2020.
Prior to receiving the 2020 Executive Options, our executive officers had not received any equity-based compensation since 2018, and those 2018 options were for service to the Company for years prior to 2018 as well as for 2018.
The 2020 Executive Options awards were based on a number of factors and considerations. These awards were determined after taking account of the years of service by our executive officers, the important progress achieved in the Company’s clinical programs and other operations (including major milestones in 2018 related to the Phase III trial of DCVax®-L for Glioblastoma), market factors, the need to retain the executives’ valuable service going forward (including for completion of the Phase III trial program which is key to the Company’s value) and our overall compensation philosophy.
For all of the above reasons, the Compensation Committee (which is composed solely of independent directors), and the independent members of the Board determined that the 2020 Executive Options were in best interests of the Company and our stockholders, and approved the 2020 Executive Options awarded to each of Ms. Powers, Mr. Goldman and Dr. Boynton.
Summary of the 2020 Executive Options
Most of the 2020 Executive Options (including all of the options held by Ms. Powers and Mr. Goldman) are not currently exercisable as they have been subjected to voluntary suspension agreements or a blocking agreement under which, as previously reported, the holder cannot exercise any of the 2020 Options without 61 days’ prior notice to the Company on a continuing rolling basis. When the suspensions or blocking end, the 2020 Executive Options will be exercisable for Common Stock of the Company at the market price of the Common Stock at the time of the Options awards — prices substantially higher than (and in some cases more than double) the market price of the Company’s Common Stock during most of the 2018, 2019 and 2020 periods for which the Options were awarded as compensation. In addition, the 2020 Options were subject to vesting requirements after they were awarded in 2020.
The 2020 Executive Options comprise 55,119,032 options awarded to Ms. Powers, 34,449,394 options awarded to Mr. Goldman and 18,794,191 options awarded to Dr. Boynton during 2020. The exercise prices range from $0.35 to $0.55 per share and the exercise period is ten years from the time the options become exercisable.
Prior Approval of the 2020 Executive Options
As noted above, detailed information about the 2020 Executive Options awarded to each of Ms. Powers and Mr. Goldman, who were Named Executive Officers of the Company for fiscal year 2020, was included in the executive compensation disclosure in the Company’s proxy statement last year for the 2021 Annual Meeting. After considering such disclosure and our other executive compensation practices, our stockholders overwhelmingly supported our 2020 executive compensation, with approximately 90% of votes at the 2021 Annual Meeting cast in favor of the compensation paid to our Named Executive Officers in 2020.
We note that because he was not a Named Executive Officer for fiscal year 2020, Dr. Boynton’s compensation was not included in the company’s proxy statement and his compensation was therefore not subject to the stockholder advisory vote. However, his option award was based upon the same factors and considerations as the option awards to Ms. Powers and Mr. Goldman that were approved by stockholders.
No Appraisal Rights
No stockholder appraisal rights will be applicable in connection with the re-approval and ratification of the same 2020 Executive Options already approved in the advisory vote at last year’s Annual Meeting.
Vote Required for Approval
Re-approval and ratification of the 2020 Executive Options to certain of the Company’s executive officers requires the affirmative vote of a majority of the votes cast at this year’s Annual Meeting.
Recommendation
The Board of Directors unanimously recommend that you vote FOR the ratification of the same 2020 Executive Options for which the stockholders already voted in favor in an advisory vote at last year’s Annual Meeting.

PROPOSAL NO. 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, the Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote to approve executive compensation is nonbinding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results.
The Company’s compensation philosophy is to ensure that the Company’s compensation and benefits policies provide effective incentives for achievement of milestones and short- and long-term goals to help build stockholder value, are appropriate in light of market factors, and attract and retain the key employees necessary to support the Company’s growth and success, both operationally and strategically.
The Compensation Committee of the Board of Directors, which is composed solely of independent directors, is responsible for determining or recommending the overall compensation levels of our executive officers, including our Named Executive Officers, and administering our equity compensation plans.
Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders.
The compensation of the “Named Executive Officers” (as defined in Item 402(m)(2) of Regulation S-K) is described on pages 21-23 of this proxy statement.
In order to approve the executive compensation, stockholders are requested to approve the following resolution:
“RESOLVED, that the stockholders of Northwest Biotherapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal year 2021, and other related tables and disclosures.”
As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our Company fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.
Vote Required
Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement, requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
Recommendation
The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2021 executive compensation.

PROPOSAL NO. 5 — APPROVAL OF PREVIOUSLY REPORTED 2020 OPTION AWARDS TO THE COMPANY’S INDEPENDENT DIRECTORS OF THE BOARD OF DIRECTORS
General
Attracting and retaining well-qualified independent directors is necessary for a publicly listed company — but is very challenging for small, development-stage companies, and is especially challenging in the biotech sector. Serving as a director in such companies can entail extensive time commitments and can involve significant personal risks, including the risk of being personally attacked or criticized by bloggers and other parties who attack the Company, and the risk of being sued along with the Company. Accomplished professionals who would be desirable Board candidates simply will not tolerate such burdens, especially if such burdens not only occur but persist over the course of years.
In light of these significant challenges, the Company’s compensation philosophy is to ensure that the Company’s compensation and benefits policies are effective to attract and retain well qualified independent directors necessary for the Company to operate and for support of the Company’s growth and success, both operationally and strategically, to help build stockholder value.
The compensation of independent Directors is based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, market factors and Company and stockholder interests. We believe our Director compensation program is strongly aligned with the long-term interests of the Company and our stockholders.
In determining the independent directors’ compensation, we take into account market data and practices, and we evaluate and compare the nature and scope of responsibilities undertaken and contributions made by our independent directors in helping to support the Company and its operations compared with the typical directors’ roles in other companies.
At present, three of our five Board members are independent, and two are drawn from Company management. The Company is very fortunate to have highly accomplished professionals as independent Board members, and fortunate to have been able to maintain continuity of its independent directors: Mr. Jasinowski and Dr. Malik have now been serving for over 10 years, and Ambassador Black has been serving for nearly 7 years.
Determination of Our Directors’ Equity Compensation
The Company’s independent directors are compensated with a combination of cash and equity compensation. In 2020, option awards were approved by for the independent Directors, subject to stockholder approval (the “2020 Director Options”).
The 2020 Director Options were based on a number of factors and considerations. One set of considerations was the extraordinary amount time, effort and support contributed by the independent directors throughout their years of service, including the years 2018, 2019 and 2020 that were covered by the option awards. The time and involvement of the Directors went far beyond the activities typically involved in Board service. For example, while an average board of directors might meet 4 to 6 times a year, our Board and its Committees on which the independent directors serve, typically meets as much as two dozen times per year, sometimes more. (In 2021, there were 16 Board and Committee meetings. In 2022 year to date, there have already been 16 full Board meetings in addition to numerous Committee meetings.) In addition, the independent Directors provided, and continue to provide, active support and assistance to management in a variety of areas of the Company’s operations. This active involvement includes the oversight role that all Boards are responsible for, but also goes well beyond it and beyond the role seen in other peer group companies.
Another set of considerations for the 2020 Director Options was the extent of personal and professional risk our independent Directors have endured in serving on our Board. Our Company has experienced ongoing attacks from short sellers, and from bloggers whom the Company believes may be connected with short sellers. The attacks have also gone beyond the Company itself: aggressive personalized attacks have been made against our Directors in social media and message boards. Further, our Company has been subjected to multiple lawsuits which we believe were and are vexatious and without merit, and which we have fought, and continue to fight, vigorously — but which have named our Directors personally and put them at personal risk. To our knowledge, virtually no directors of other companies in our peer group have had to put up with anything like these personalized attacks and lawsuits, as our Directors have.
Of special note, in addition to undertaking far more activities in support of the Company’s operations than would normally be expected of directors, enduring attacks and lawsuits, our independent Directors have also tolerated long delays in their cash compensation and have waited for as long as 6 years for the Company to implement their equity compensation. Our Directors have also provided personal loans to the Company when needed to help the Company survive, and allowed such loans to remain outstanding and unpaid long after they were due.
Finally, an additional consideration was the long period of years that the independent Directors have been serving and the valuable continuity that has afforded the Company.
For all of the above reasons, the 2020 Director Options were approved by the disinterested directors, subject to stockholder approval, and our management also strongly supports the 2020 Director Options.
Summary of the Stock Option Awards
The 2020 Director Options are not currently exercisable because, as previously reported, they are conditional upon shareholder approval and they also have been subjected to voluntary suspension agreements. If approved by stockholders then, when the suspensions end, the 2020 Director Options will be exercisable for Common Stock of the Company at the market price of the Common Stock at the time of the Options awards — prices substantially higher than (and in some cases double) the market price of the Company’s Common Stock during most of the 2018, 2019 and 2020 periods for which the Options were awarded as compensation. In addition, the 2020 Options were subject to vesting requirements after they were awarded in 2020.
As previously reported, the 2020 Director Options comprise 5,710,891 options awarded to Mr. Jerry Jasinowski, 4,769,433 options awarded to Ambassador Cofer Black, and 15,732,288 options awarded to Dr. Navid Malik. The exercise price is $0.34 per share, and the exercise period is ten years from the time they become exercisable.
Summary of Lawsuit
See Summary of Lawsuit under Proposal No. 3 above.
No Appraisal Rights
No stockholder appraisal rights will be applicable in connection with the approval of the 2020 stock option awards to our independent directors.
Vote Required for Approval
Approval of the 2020 Director Options for the independent Directors of the Board of Directors requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
Recommendation
The Board of Directors unanimously recommend that you vote FOR the approval of the 2020 stock option awards to the independent directors of the Board of Directors.

PROPOSAL NO. 6 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 500,000,000 FROM 1,200,000,000 TO 1,700,000,000.
General
Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Common Stock Increase Amendment”) to increase the number of authorized shares of our common stock by 500,000,000 from 1,200,000,000 to 1,700,000,000 (“Proposal No. 6”). The Company’s Certificate of Incorporation currently authorizes the issuance of 1,200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). As of October 31, 2022, we had 1,052,853,970 shares of Common Stock outstanding, and 972,700 shares of Preferred Stock outstanding. The increase in our authorized shares of Common Stock will be effective upon the filing of the Common Stock Increase Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.
Effects and Purpose of the Increase in Authorized Common Stock
In order for the Company to continue raising the capital needed for its operations, the Company needs to either amend the Certificate of Incorporation to increase the number of authorized shares or implement a reverse split of the Common Stock. The Company’s Board has approved, subject to stockholder approval, an increase in the number of authorized shares of Common Stock (the “Common Stock Increase Amendment”).
The additional shares of Common Stock will have the same rights as the presently authorized Common Stock, including the same voting rights, and rights to dividends and other distributions, and will be the same in all other respects to our Common Stock now authorized.
Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the Company anticipates that if the Common Stock Increase Amendment is approved, issuances may be made to raise additional capital, to satisfy obligations in respect of its outstanding stock options, warrants and convertible securities, and potentially to provide equity incentives to employees, officers or directors or for other purposes.
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have or be used for an anti-takeover effect, the Common Stock Increase Amendment is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company.
Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended. The Common Stock Increase Amendment will not affect the registration of the Company’s Common Stock under the Exchange Act.
No Appraisal Rights
No stockholder appraisal rights will be applicable in connection with the Common Stock Increase Amendment.
Implementation of the Common Stock Increase Amendment
If the Common Stock Increase Amendment is approved at the Annual Meeting, our Board intends to implement the Common Stock Increase Amendment by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as contemplated by the proposed form of  “Certificate of Amendment” attached hereto as Appendix A.
Vote Required for Approval
The affirmative vote of a majority of all outstanding shares entitled to vote at the Annual Meeting, and also the affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting voting as a separate class, are required to approve the amendment to our Certificate of Incorporation to effect the Common Stock Increase Amendment. Abstentions and broker non-votes, if any, will have the effect as a vote “AGAINST” this proposal.
Recommendation
The Board unanimously recommends that you vote FOR approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock by 500,000,000 from 1,200,000,000 to 1,700,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our common stock as of October 31, 2022 by:
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our equity securities;

•
our directors and nominees for director;

•
each of our Named Executive Officers, as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 31, 2022. Shares issuable pursuant to the exercise of stock options and warrants exercisable on or prior to the date 60 days after October 31, 2022 are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our transfer agent, Computershare Trust Company, N.A., the Company’s records and from Schedules 13D and 13G filed with the SEC.
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Directors and Officers:
Alton L. Boynton, Ph.D.	21,773,445	2.0%
Marnix L. Bosch, Ph.D., M.B.A.	35,379,439	3.3%
Linda F. Powers(2)	29,411,759	2.8%
Leslie J. Goldman(3)	172,742	*%
Dr. Navid Malik	9,075,000	*%
Jerry Jasinowski	8,232,204	*%
J. Cofer Black	1,715,000	*%
All executive officers and directors as a group (seven persons)	105,759,589	9.4%

*
Less than 1%

(1)
Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 1,052,853,970 shares of Common Stock issued and outstanding as of October 31, 2022. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares of common stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 31, 2022. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Consists of 29,411,759 shares of common stock held by Ms. Powers. Ms. Powers also holds 56,992,773 warrants (the majority acquired from a third party and the rest acquired in past years, as previously reported, from the Company in connection with loans by Ms. Powers to the Company when such loans were needed to help enable the Company to survive). Ms. Powers holds 39,200,000 options awarded in 2018 for service during part of that year and a number of preceding years, and 55,119,032 options awarded in 2020 for service during the rest of 2018 as well as 2019 and 2020. (These options awarded in 2020 for service during 2018-2020 are the same ones that stockholders are requested to ratify and re-approve in this year’s Annual Meeting, after stockholders already voted in favor of them in an advisory vote at last year’s Annual Meeting.) In 2021, Ms. Powers entered into a voluntary blocking agreement with the Company pursuant to which Ms. Powers cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company at least 61 calendar days’ advance notice. As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(3)
Consists of 172,742 shares of common stock held by Mr. Goldman. Mr. Goldman also holds 643,043 warrants acquired in past years, as previously reported, from the Company in connection with loans by Mr. Goldman to the Company when such loans were needed to help the Company to survive. Mr. Goldman holds 24,500,000 options awarded in 2018 for service during part of that year and a number of preceding years, and 34,449,394 options awarded in 2020 for service during the rest of 2018 as well as 2019 and 2020. (These options awarded in 2020 for service during 2018-2020 are the same ones that stockholders are requested to ratify and re-approve in this year’s Annual Meeting, after stockholders already voted in favor of them in an advisory vote at last year’s Annual Meeting.) In 2021, Mr. Goldman entered into a voluntary blocking agreement with the Company under which Mr. Goldman cannot exercise or convert of any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 calendar days’ advance notice. As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

CORPORATE GOVERNANCE MATTERS
Board Leadership Structure
The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which require heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. Our lead independent director is Mr. Jerry Jasinowski.
Board of Directors’ Role in Risk Oversight
The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors and/or through the full Board. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Conduct. The Compensation Committee oversees risks arising from our compensation policies and programs and has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Company also performed an enterprise-wide risk assessment as well as an enterprise-wide fraud risk assessment during 2021 and will continue to update such assessments on an annual basis.
Director Independence
Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Board of Directors has determined each of Messrs. Malik and Jasinowski, and Ambassador Black to be independent.
Audit Committee
The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee discusses the financial statements with management, approves filings made with the SEC and maintains the necessary discussions with the Company’s independent accountants. The Audit Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Audit Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that Jerry Jasinowski, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has determined that each member of the Audit Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.
Compensation Committee
The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our equity compensation plans. The Compensation Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that each member of the Compensation Committee is “independent” under the current listing standards of Nasdaq. The Compensation Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
Conflicts Committee
The Conflicts Committee is responsible for review and evaluation of related party matters including related party transactions. The Conflicts Committee currently consists of Ambassador Black, Mr. Jasinowski and Dr. Malik. Our Board of Directors has determined that each member of the Conflicts Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Conflicts Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/. The Conflicts Committee does not delegate its authority pursuant to its written charter.
Nominations Committee
The Nominations Committee is responsible for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; and effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates and reviewing the Company’s Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees who have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors. The Nominations Committee operates under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Nominations Committee currently consists of Messrs. Malik and Jasinowski. The Board of Directors has determined that each member of the Nominations Committee is “independent” under the current listing standards of Nasdaq. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.
Information Regarding Meetings of the Board and Committees
The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During 2021, the Board held eight meetings and also conducted business by written consent. During 2021, the Audit Committee held four meetings and the Conflicts Committee held four meetings. The Nominations Committee and the Compensation Committee did not hold any meetings. Each person who was a director during 2021 attended at least 75% of the eight Board meetings. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. All five of our directors attended our last annual meeting of stockholders.
Code of Conduct
We have an established Code of Conduct applicable to all Board members, executive officers, employees and contractors. Our Code of Conduct is posted on our website at www.nwbio.com.
Recommendation of Director Candidates
The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.
For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a recommendation in advance of next year’s Annual Meeting, a stockholder must provide written notification to our corporate secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s Annual Meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.
The notice must include the information specified in our bylaws, including the following: (a) as to each proposed candidate, (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear in our records, of such stockholder, (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder, and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information concerning compensation paid to or accrued for our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2021, 2020 and 2019.
The dollar values listed in the table for option awards are a non-cash accounting measure (based on the Black Scholes formula, under which high volatility of share price contributes to high valuations) and do not constitute intrinsic or exercise value for the options.
The options awarded in 2020, listed in the table below, were granted for employee performance during 2018, 2019 and 2020. The options were awarded at prices that were generally at or above the market price or the price paid by unrelated investors for the Company’s shares at the time of the award.
Name and Principal Position	Year	Salary ($)	Accrued Unpaid Bonus ($)(1)	Option Awards ($)(2)	Total ($)
Linda F. Powers Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer	2021	700,000	300,000	—	1,000,000
	2020	700,000	—	17,317,000	18,017,000
	2019	502,000	300,000	—	802,000
Leslie Goldman Senior Vice President,General Counsel and Business Development	2021	525,000	200,000	—	725,000
	2020	525,000	—	10,548,000	11,073,000
	2019	375,000	200,000	—	575,000
Marnix L. Bosch, Ph.D.(3) Chief Technical Officer	2021	480,000	125,000	—	605,000
	2020	480,000	—	7,494,000	7,974,000
	2019	397,000	100,000	—	497,000

(1)
These bonuses were for employees’ performance during 2021, and were approved in 2022 but have not been paid. These bonuses will not be paid until the Company feels it is financially feasible.

(2)
Represents the aggregate grant date fair value of stock options granted during the fiscal year, calculated in accordance with Accounting Standards Codification, 718, Compensation-Stock Compensation. Certain assumptions used to calculate the valuation of the awards are set forth in Management’s Discussion and Analysis in our 2021 Annual Report.

(3)
Dr. Bosch was relocated to our subsidiary in Netherlands effective August 1, 2019. His annual salary is approximately $480,000 (EUR 375,000). Dr. Bosch’s compensation is paid in Euros and therefore varies based on the exchange rate. The compensation amounts paid to Dr. Bosch presented in the table above are determined by multiplying the amount of Euros paid by the average exchange rate for fiscal 2020 of $1.28 per Euro.

Outstanding Equity Awards at Fiscal Year-End
The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2021:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Linda F. Powers Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer	39,200,000(2)	—	0.23	5/28/2028
	10,770,429(3)	—	0.35	7/2/2030
	32,558,754(3)	—	0.35	12/1/2030
	11,789,879(4)	—	0.55	9/2/2030
Leslie J. Goldman Senior Vice President, General Counsel	24,500,000(5)	—	0.23	5/28/2028
	20,000,000(6)	—	0.35	12/1/2030
	8,554,455(6)	—	0.35	12/1/2030
	5,894,939(7)	—	0.55	9/2/2030
Marnix L. Bosch Chief Technical Officer	31,770(8)	21,355	11.20	6/23/2022
	15,625(9)	—	8.80	8/20/2022
	7,940,182(10)	—	0.25	6/13/2027
	10,798,729(11)	—	0.35	7/2/2030
	16,630,726(12)	—	0.35	12/1/2030

(1)
Ms. Powers and Mr. Goldman are subject to an agreement to provide 61 days’ notice before exercising any option or warrant.

(2)
On May 28, 2018, we granted 39,200,000 stock options to Ms. Powers for service during part of 2018 and a number of preceding years. The options are exercisable at a price of $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% vested over a 24-month period in equal monthly installments. Following entry into previous securities suspension agreements, in 2021, in 2021, Ms. Powers entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Ms. Powers cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company at least 61 days’ advance notice. Ms. Powers received no consideration for entry into such arrangement.

(3)
On July 2, 2020, we granted 10,770,429 stock options to Ms. Powers for service during the rest of 2018 and 2019 and 2020. (These options comprise a portion of the same ones that stockholders already voted in favor of them in an advisory vote at last year’s Annual Meeting, and stock holders are requested to ratify and re-approve at this year’s Annual Meeting. No equity compensation was awarded in 2021.) The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. Following entry into previous securities suspension agreements, in 2021 Ms. Powers entered into a voluntary blocking agreement with the Company under which Ms. Powers cannot exercise or converst any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company at least 61 days’ advance notice. As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended. Ms. Powers received no consideration for entry into such arrangement.

On July 2, 2020, we granted 32,558,724 stock options to Ms. Powers for service during 2018, 2019 and 2020. (These options comprise a portion of the same ones for which stockholders already voted in favor of them in an advisory vote at last year’s Annual Meeting, and that stock holders are requested to ratify and re-approve at this year’s Annual Meeting. No equity compensation was awarded in 2021.)

These options were subject to certain vesting requirements which have been fulfilled. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. Following entry into previous securities suspension agreements, in 2021, Ms. Powers entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Ms. Powers cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company at least 61 days’ advance notice. Ms. Powers received no consideration for entry into such arrangement.
(4)
On September 2, 2020, we granted 11,789,879 stock options to Ms. Powers for service during 2018, 2019 and 2020. (These options comprise a portion of the same ones for which stockholders already voted in favor in an advisory vote at last year’s Annual Meeting, and that stockholders are requested to ratify and re-approve at this year’s Annual Meeting. No equity compensation was awarded in 2021.) These options were subject to certain vesting requirements, which have been fulfilled. The options are exercisable at a price of $0.55 per share, and have a 10-year exercise period. Following entry into previous securities suspension agreements, in 2021, Ms. Powers entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Ms. Powers cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company at least 61 days’ advance notice. Ms. Powers received no consideration for entry into such arrangement.

(5)
On May 28, 2018, we granted 24,500,000 stock options to Mr. Goldman. These options comprise a portion of the same ones for which stockholders already voted in favor in an advisory vote at last year’s Annual Meeting, and stockholders are requested to ratify and re-approve at this year’s Annual Meeting. No equity compensation was awarded in 2021.) The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% vested over a 24-month period in equal monthly installments thereafter. Following entry into previous securities suspension agreements, in 2021, Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 days’ advance notice. Mr. Goldman received no consideration for entry into such arrangement.

(6)
On July 2, 2020, we granted 6,731,518 stock options to Mr. Goldman for service during 2018, 2019 and 2020. (These options comprise a portion of the same ones for which stockholders already voted in favor in an advisory vote at last year’s Annual Meeting, and that stock holders are requested to ratify and re-approve at this year’s Annual Meeting. No equity compensation was awarded in 2021.) The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Following entry into previous securities suspension agreements, in 2021 Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 days’ advance notice securitiesin 2021 Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 days’ advance notice. Mr. Goldman received no consideration for entry into such arrangement.

On July 2, 2020, we granted 21,822,937 stock options to Mr. Goldman for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options are subject to certain vesting requirements. Following entry into previous securities suspension agreements, . Mr. Goldman received no consideration for entry into such arrangement.
On January 14, 2021, Mr. Goldman assigned 20,000,000 options that were granted on July 2, 2020 to The Goldman NWBIO GRAT Trust for no consideration. On April 28, 2022, Sue Goldman, Trustee of The Goldman NWBIO GRAT Trust transferred 12,709,287 options to Mr. Goldman in satisfaction of the first annuity amount due to Mr. Goldman. As of October 31, 2022, 7,290,713 options were remaining in The Goldman NWBIO GRAT Trust.
(7)
On September 2, 2020, we granted 5,894,939 stock options to Mr. Goldman for service during 2018, 2019 and 2020. (These options comprise a portion of the same ones for which stockholders already voted in favor in an advisory vote at last year’s Annual Meeting, and that stock holders are requested to ratify and re-approve at this year’s Annual Meeting. No equity compensation was awarded in 2021.) These options were subject to certain vesting requirements, which have been fulfilled. The options are exercisable at a price of $0.55 per share, and have a 10-year exercise period. Following entry into previous securities suspension agreements, in 2021 Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 days’ advance notice. Mr. Goldman received no consideration for entry into such arrangement.
(8)
The options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013. The options were expired on June 23, 2022.

(9)
The options were granted under the 2007 Stock Option Plan. This option grant vested over the balance of 2009 with 7,813 options vesting on the grant date and the remainder of the options vesting on December 31, 2009. The options were expired on August 20, 2022.

(10)
On June 13, 2017, we awarded 7,940,182 options to Dr. Bosch under the 2007 Stock Plan. The options are exercisable at a price of  $0.25 per share, and had a 5-year exercise period. 50% of the options vested on the grant date, and 50% vested over a 24-month period in equal monthly installments. On January 14, 2018, we extended the exercise period of the options from 5-year to 10-year. In 2021, Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. The suspension has continued on a monthly basis since then, with respect to 20,429,456 options. options. Dr. Bosch received no consideration for entry into such arrangement.

(11)
On July 2, 2020, we granted 10,798,729 stock options to Dr. Bosch for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. Dr. Bosch received no consideration for entry into such arrangement.

(12)
On July 2, 2020, we granted 16,630,726 stock options to Dr. Bosch for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. 50% of these options were vested on the grant date, with the remainder vesting in monthly installments over one year. Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of 13,165,992 of the vested options and (ii) made no changes to the other terms of such securities. Dr. Bosch received no consideration for entry into such arrangement.

Employment Agreements
The Company entered into employment agreements with each of Ms. Powers, Mr. Goldman and Dr. Bosch in 2011. The 2011 agreements have expired. The Company entered into a new employment agreement with Dr. Bosch, which is currently in effect. The Company plans to enter into new employment agreements with other executives in due course.
DIRECTOR COMPENSATION
The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the years ended December 31, 2021, December 31, 2020 and December 31, 2019.
The dollar values listed in the table for option awards are a non-cash accounting measure (based on the Black Scholes formula, under which high volatility of share price contributes to high valuations) and do not constitute intrinsic or exercise value for the options. The options had no intrinsic or exercise value when they were awarded.
The options were awarded at prices that were at the market price of the Company’s shares at the time of the award (at $0.34 per share).

Name(3)	Year	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(1)	Total ($)
Dr. Navid Malik	2021	150,000	—	150,000
	2020	150,000	4,123,000	4,273,000
	2019	150,000	—	150,000
Jerry Jasinowski	2021	150,000	—	150,000
	2020	150,000	1,497,000	1,647,000
	2019	150,000	—	150,000
J. Cofer Black	2021	150,000	—	150,000
	2020	150,000	1,250,000	1,400,000
	2019	150,000	—	150,000

(1)
As previously reported, all of the options awarded to Directors in 2020 are subject to stockholder approval. The options awarded to Dr. Malik included approximately $1.8 million for regular Board service and $2.3 million for special Board service.

(2)
The non-executive independent directors were compensated on a monthly basis $12,500 ($150,000 annually) for their consistent availability on short notice, participation in the frequent meetings of the board of directors, leadership of at least one board committee, participation on multiple committees of the Board, commitment to corporate governance initiatives, and frequent consultations with management on operational matters. The Company has not yet paid Mr. Jasinowski’s Director fees for a number of years of service.

(3)
Ms. Powers and Dr. Boynton are executives of the Company and do not receive separate compensation for their services as a Director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advent BioServices, Ltd.
As previously reported, Advent BioServices, Ltd. (“Advent”) is a related party based in the U.K. who manufactures the Company’s DCVax-L products.1 Advent was previously the U.K. branch of Cognate BioServices until it was spun off from Cognate in late 2016. Since then, Advent has operated independently of Cognate, providing manufacturing and related services for production of DCVax-L products for Europe. On November 8, 2019, the Company entered into an Ancillary Services Agreement under which Statements of Work (SOWs) are submitted for work performed under the Agreement. In 2021, additional services were provided by Advent to to obtain 2 key regulatory licenses for the Company’s Sawston, UK manufacturing facility, to manufacture DCVax-L or ADCV (Autologous Dendritic Cell Vaccine) products and support the compassionate use program, and to complete portions of the Phase I buildout of the Sawston, facility. The total amount paid by the Company to Advent during 2021 for services by Advent in 2021 was approximately $9.4 million. In addition, during 2021 the Company paid Advent approximately $3.88 million for work that was done and invoiced by Advent prior to 2021, but which the Company did not pay for when due in the prior periods. On December 31, 2021, the Company entered into a Sub-lease Agreement with Advent for 14,459 of the 88,000 square foot space in the Sawston facility which is leased by the Company under a separate head lease with a different counterparty.
Related-Party Transaction Approval Policy
Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with any person who is, or at any time since the beginning of the Company’s fiscal year was, a director or executive officer or a nominee to become a director of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member or person sharing the household of any of the foregoing persons, any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, is subject to approval or ratification in accordance with the procedures of the Company’s Related-Party Transaction Policy.
Conflicts Committee
The Conflicts Committee of the Board reviews and decides whether to approve all related-party matters and transactions in light of potential conflicts of interests and reasonableness, as described in the Corporate Governance Matters section above. The Conflicts Committee’s review and approval of any series of similar related-party transactions (such as a series of transactions governed by a single contract) can suffice to satisfy this policy with respect to each transaction in the series.
Report of the Audit Committee
As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

1
Advent is owned by Toucan Holdings, which is controlled by our Chairperson and Chief Executive Officer, Linda F. Powers.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee has discussed with Cherry Bekaert LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from Cherry Bekaert LLP our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements was compatible with maintaining Cherry Bekaert LLP’s independence.
Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
THE AUDIT COMMITTEE
Jerry Jasinowski
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Independent Public Accountants
Cherry Bekaert was engaged in January 2021 to serve as our independent public accounting firm beginning with the fiscal year ended December 31, 2020. Marcum served as our independent public accounting firm for the fiscal years ended December 31, 2017, 2018 and 2019, and was engaged to serve in such capacity for 2020.
Audit Fees
The aggregate fees billed for the fiscal years ended December 31, 2021 for professional services rendered by Cherry Bekaeart for the audit of our annual financial statements for 2021, an independent audit of the Company’s internal controls for 2021, and the review our financial statements included in our quarterly reports on Form 10-Q for 2021 was $550,000. The fees billed in connection with the fiscal year ended December 31, 2021 for consultation and consents from Marcum for the audit of our annual financial statement for 2021 was approximately $31,000.
The aggregate fees billed in connection with the fiscal year ended December 31, 2020 for professional services rendered by Cherry Bekaert for the audit of our annual financial statement for 2020, including the review of the financial statement information included in our Quarterly Reports on Form 10-Q during 2020, was $300,000. The aggregate fees billed for the fiscal years ended December 31, 2020 for professional services rendered by Marcum for review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents was approximately $623,000.
Audit-Related Fees
There were no fees billed in the fiscal years ended December 31, 2021 and 2020 for assurance and related services rendered by Cherry Bekaert or Marcum related to the performance of the audit or review of our financial statements.
Tax and Other Non-Audit Professional Services
There were no fees billed in the fiscal years ended December 31, 2021 and 2020 for professional services rendered by Cherry Bekaert or Marcum for tax related services or other non-audit professional services fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2021 and 2020.

OTHER MATTERS
Stockholder Proposals for the Next Annual Meeting of Stockholders
Proposals of stockholders intended to be included in our proxy materials for the next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than December [  ], 2023, the 120th day prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our corporate secretary must receive such notice no earlier than July [  ], 2023 and no later than August [  ], 2023, 150 days and 120 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders, respectively. If the date on which the next annual meeting of stockholders will be held is changed by more than 30 calendar days from the date of the Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement. In addition to giving notice pursuant to the advance notice provisions of the Company’s bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also provide the notice required Rule 14a-19, the SEC’s universal proxy rule, to our Corporate Secretary regarding such intent no later than October 31, 2023.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION
Communication with the Board of Directors
All communications should be in written form and directed to our corporate secretary at the following email address: corpsecretary@nwbio.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY PHONE, ONLINE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
December [XX], 2022

Northwest Biotherapeutics, Inc. TE□□□□ 04ENDORSEMENT_LINE ____ SACKPACK ___ _lll1l•11l111l1111'l'l''l'lllll1lnli111llllllhll11l•l11h1hllh 11lll1l11ll11111l,l,l11MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD2ADD3ADD4ADD5ADD6 C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext Your vote matters - here's how to vote!You may vote online or by phone instead of mailing this card.OnlineBefore the Meeting vote at www.lnvestorwte orscan the OR code - login details are located in the shadedbar below.Call toll free 1-800-652-V0TE (8683) withinthe USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.investorvote.com/NWBOUsing a black Ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card1234 5678 9012 345IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE...- fl Company Proposals - The Board of Directors recommends a vote FOR the nominees listed In Proposal 1, and FOR Proposals 2-6.1. To elect two members to our Board of Directors to serve as Class III Directors for a term of three years: For WltflholdFor Wltflhold 01 - Linda F. Powers02 - Dr. Navid Malik 2. To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;3. To ratify the same stock option awards that were made to the Company's executive officers in 2020 and for which the stockholders already voted in favor in an advisory vote by stockholders at last year's 2021 Annual Meeting;4. To approve, on an advisory basis, the Company's executive compensation;For Against AbstainFor Against AbstainFor Against Abstain 5. To approve the previously reported option awards made in 2020 to the independent directors on the Company's Board of Directors;6. To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock,par value $0.001 per share, by 500,000,000 from 1,200,000,000 to 1,700,000,000; and7. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.For Against AbstainFor Against Abstain [I Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below+Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate otticer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. C 1234567890 J N T1UPX 503446MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANOMRASAMPLE ANO MRASAMPlEANO MRASAMPlEANDMRA SAMPLE AND MRASAMPlEAND MRASAMPlEAND

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Proxy — Northwest Biotherapeutics, Inc.

Notice of Annual Meeting of Stockholders

Friday, December 30, 2022 at 1:30 p.m. Eastern Time
Proxy Solicited by Board of Directors for Annual Meeting

Shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If a properly executed proxy is returned and no such directions are indicated, the Proxies will have authority to vote FOR the Class III Director nominees listed in Proposal 1, and FOR Proposals 2-6. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

The Annual Meeting of Stockhol ders of Nort hwest Biotherapeutics, Inc. wil l be held onFriday, December 30, 2022 at 1:30 p.m. Easter n T ime at the law firm of Gibson, Dunn and Crutcher LLP,1050 Connecticut Avenue NW, 2nd floor, Washington, DC 20036. Smd steps make an Impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvot e.com/NWBO IF VOl'ING BY MAIL, SIGN, DETACH AND REnlRN THE IIOITOM PORTION IN TIIE fJtcLOSED ENYELOP Proxy - Northwest Blotherapeutlcs, Inc. +Notice of Annual MeetinQ of StockholdersFriday, December 30, 2022 at 1:30 p.m. Eastern TimeProxy Solicited by Board of Directors for Annual MeetingLinda F. Powers and Leslie J. Goldman (the 11Named Proxies n), or any of them, each with the power of substitution, are hereby author ized to represent andvote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting ofStockholders of Northwest Biotherapeutics, Inc. to be held at 1:30 p.m. Eastern Time on Friday, December 30, 2022 at the law firm of Gibson, Dunn andCrutcher LLP, 1050 Connecticut Avenue NW, 2nd floor, Washington, DC 20036, or at any postponement or adjournment thereof (including, if applicable, on anymatter w hich the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was madeor for the elect ion of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable or unavailable to serve).Shns represented by this proxy, when property executed, wlll be voted In the manner directed herein. If I property executed proxy Is returned and nosuch clrectlons are lndlclted, the Proxies will hive authority to vote FOR the Class III Director nominees listed in Proposal 1, and FOR Proposals 2-6.In their discretion, tile Nuned Proxies are authorized to vote upon sud! other matters that may properly come before the meetf119 or anyadjournment or postponement thereof.(Item s to be voted appear on reverse side.) II Non-VotilNJ ItemsClalge of Addrm - Please print new address below. cam.ms - Please print your comments below. MN11119 Attlndlllcl Mark box to the right if youplan to attend the AnnualMeeting.